Section 240.14a-101 Schedule 14A. Information required in
                                proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           Media Services Group, Inc.
        .................................................................
                (Name of Registrant as Specified In Its Charter)


        .................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1)   Title of each class of securities to which transaction applies:


     ......................................................................

     (2)   Aggregate number of securities to which transaction applies:


     ......................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................................

     (4)   Proposed maximum aggregate value of transaction:


     .......................................................................

     (5)   Total fee paid:


     .......................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .................................................................

          (2) Form, Schedule or Registration Statement No.:


          .................................................................

          (3) Filing Party:


          .................................................................

          (4) Date Filed:


          .......................................................

                           MEDIA SERVICES GROUP, INC.
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (212) 362-2012

                              -------------------

                                                                January 20, 2004

Dear Stockholders:

     On behalf of the Board of Directors and management of Media Services Group, Inc. (the "Company"), I cordially invite you to attend the 2003/2004 Annual Meeting of Stockholders to be held on Wednesday, February 25, 2004, at 10:00 a.m., at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

    The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Accompanying the attached Proxy Statement are the Company's Form 10-K as amended on Form 10-K/A, as filed with the U.S. Securities and Exchange Commission, for the fiscal years ended June 30, 2002 and June 30, 2003. These reports describe the financial and operational activities of the Company.

    Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

    We look forward to greeting you at the meeting.

                                    Sincerely,

                                    /s/Jeremy Barbera
                                    ----------------
                                    Jeremy Barbera

                                    Chairman of the Board and
                                    Chief Executive Officer

                           MEDIA SERVICES GROUP, INC.
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (212) 362-2012

                              -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 25, 2004

                              -------------------
TO THE STOCKHOLDERS OF
MEDIA SERVICES GROUP, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of MEDIA SERVICES GROUP, INC., a Nevada corporation (hereinafter "MSGI" or the "Company"), will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166 on February 25, 2004, at 10:00 a.m., for the following purposes:

    (1) To elect one Class II director to fill the remainder of its three-year term or until its successor is duly elected and qualified, and to elect one Class III director for a three-year term or until its successor is duly elected and qualified; and

    (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on January 20, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of MSGI's common stock, par value $.01 per share, is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices at 333 Seventh Avenue, New York, New York 10001, during business hours for ten (10) days prior to February 25, 2004.

    Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                          By Order of the Board of Directors

                                          /s/Alan I. Annex
                                          ----------------
                                          Alan I. Annex
                                          Secretary

New York, New York
January 20, 2004

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                           MEDIA SERVICES GROUP, INC.
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (212) 362-2012
                              -------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 25, 2004
                              -------------------

             APPROXIMATE MAILING DATE OF PROXY STATEMENT AND FORM OF
                            PROXY - JANUARY 28, 2004.


                          INFORMATION CONCERNING VOTE

GENERAL

    This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MEDIA SERVICES GROUP, INC., a Nevada corporation, (hereinafter "MSGI" or the "Company") for use at the Annual Meeting of Stockholders to be held on February 25, 2004, at 10:00 a.m. and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York, 10166.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only stockholders of record of the Company's common stock, $.01 par value per share ("Common Stock"), at the close of business on January 20, 2004 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock (the "Common Stockholders") entitled to vote will be entitled to one vote for each share of Common Stock that they hold.

REVOCABILITY OF PROXIES

    A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the stockholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS."

VOTING PROCEDURES

    All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes arise in circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers. The presence of a quorum for the Annual Meeting, defined here as a majority of the Common Stock issued and outstanding entitled to vote at the Annual Meeting, in person or by proxy, is required. Votes withheld from the director nominees, abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

    Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. Director nominees must receive a majority of the votes cast at the meeting. Broker non-votes will be counted for any purpose in determining whether a matter has been approved.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The Board of Directors presently consists of three directors and is divided into three classes. Each class of directors is elected annually, and each director in each class serves a three-year term. The term of the Company's Class II Directors expired last year. The term of the Company's Class III Directors will expire at this Annual Meeting.

    The nominee for the Class II director is Seymour Jones. If elected, the nominee will serve the remainder of his three year term as member of the Board of Directors commencing the fiscal year ended June 30, 2002. The nominee for the Class III director is J. Jeremy Barbera. If elected, the nominee will serve a term of three years as member of the Board of Directors commencing the fiscal year ended June 30, 2003. All nominees are members of the present Board of Directors. It is intended that each proxy received by the Company from Common Stockholders will be voted FOR the election, as directors of the Company, of the nominees, unless authority is withheld by the stockholder executing the proxy. Shares may not be voted cumulatively. The persons named below have been nominated by the Board of Directors on recommendation of its Governance and Nominating Committee. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH NOMINEE.

BOARD OF DIRECTORS

    The following table sets forth certain information with respect to the nominees and other directors of the Company:


NAME                                           AGE           POSITION
----                                           ---           --------

J. Jeremy Barbera............................  46    Chairman of the Board of
                                                     Directors(Class II), and
                                                     Chief Executive Officer
John T. Gerlach..............................  71    Director (Class I)
Seymour Jones................................  72    Director (Class II)
C. Anthony Wainwright........................  70    Director (Class III)*


Class II directors are to be elected at the Annual Meeting for the fiscal year ended June 30, 2002. Class III directors are to be elected at the Annual Meeting for the fiscal year ended June 30, 2003. The term of the Class I directors expire at the 2005 Annual Meeting of Stockholders. The Board has determined that John T. Gerlach and Seymour Jones meet the standard of independence under the rules of the NASDAQ Stock Market.

    Mr. Barbera has been Chairman of the Board and Chief Executive since April 1997, and served as a Director and officer since October 1996 when the Company acquired MSGI Direct -- New York in an exchange of stock. He founded MSGI Direct -- New York in 1987, which was twice named to the Inc. 500 list of the fastest growing private companies in America. Prior to founding MSGI Direct -- New York, Mr. Barbera held various management positions at Lincoln Center for the Performing Arts as well as scientific research positions at NASA/Goddard Space Flight Center yielding 20 years of experience in the areas of entertainment marketing and database management services. Mr. Barbera is a Physicist educated at New York University, and graduated from the MIT Enterprise Forum at the Sloan School of Management.

    Mr. Gerlach has been a Director of the Company since December 1997. Mr. Gerlach is the chairman of the M&A Committee, the chairman of the Audit Committee, [the chairman of the Governance and Nominating Committee] and a member of the Compensation Committee of the Board of Directors. He is presently Senior Executive Professor of the graduate business program and an associate professor of finance at Sacred Heart University in Fairfield, CT. Previously, Mr. Gerlach was a Director in Bear Stearns' corporate finance department, with responsibility for mergers and financial restructuring projects; he was President and Chief Operating Officer of Horn & Hardart, supervising restaurant and mail order subsidiaries, including Hanover Direct; and he was the Founder and President of Consumer Growth Capital, a venture capital firm. Mr. Gerlach also serves as a director for Uno Restaurant Co.; SAFE Inc.; Cycergie (a French company); Akona Corp.; and the Board of Regents at St. John's University in Collegeville, MN.

     Mr. Jones has been a Director of the Company since June 1996. Mr. Jones is a member of the Audit Committee and the Governance and Nominating Committee. Since September 1993, Mr. Jones has been a professor of accounting at New York University. From April 1974 to September 1995, Mr. Jones was a senior partner of the accounting firm of PricewaterhouseCoopers L.L.P. Mr. Jones has over 40 years of public accounting experience including experience as an arbitrator and as an expert witness, particularly in the areas of fraud, mergers and acquisitions and accounting matters. Mr. Jones also functions as a consultant to Milberg Factors, CHF Industries, Dubilier & Co., and World Diagnostics, Inc. Mr. Jones also serves as a director for Reliance Bank.

         *Mr. Wainwright had been a Director of the Company since May 1991 until his passing on October 3, 2003. Mr. Wainwright was the chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors. The Company is actively searching for a qualified candidate to fill the vacancy on its Board of Directors created by the untimely death of Mr. Wainwright.


COMPENSATION OF DIRECTORS

Information regarding the compensation of Directors in response to this section may be found in the Annual Report on Form 10-K/A for the Fiscal Year ended June 30, 2003 ("Form 10-K/A") included with this proxy and incorporated herein by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during fiscal year 2003 were C. Anthony Wainwright, and John Gerlach. Mr. Wainwright was Chairman of the Committee. There were no compensation interlocks.

Mr. Gerlach and Mr. Wainwright served as members of the Compensation Committee of the Company's Board of Directors during all of fiscal year 2003. None of such persons is an officer or employee, or former officer or employee of the Company or any of its subsidiaries.

No interlocking relationships exist between the member of the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company, nor has any such relationship existed in the past.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDEES

The Board of Directors held seven meetings during fiscal year 2003. The Board of Directors has a Compensation Committee, an Audit Committee, a Governance and Nominating Committee and an M&A Committee. No member of the Board of Directors attended fewer than 75% of the meetings of the Board and of the committee of which he was a member.

The Compensation Committee formulates the Company's policy on compensation of executive officers, reviews, approves and recommends to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, and administers the Company's stock option plan. During fiscal year 2003, the members of the Compensation Committee were Messrs. Gerlach and Wainwright. The Compensation Committee held two meetings during fiscal 2003.

The Audit Committee appoints the independent public accountants of the Company, reviews the scope and fees of the prospective annual audit, reviews the results thereof with the Company's independent public accountants, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices and reviews and approves (with the concurrence of a majority of the independent directors of the Company) transactions, if any, with affiliated parties. For fiscal 2003, the members of the Audit Committee were Messrs. Gerlach, Jones and Wainwright. The Audit Committee held four meetings during fiscal 2003.

The Governance and Nominating Committee considers candidates for the office of director of the Company, who are brought to its attention from whatever source, and recommends to the full Board the names of those persons, willing to serve, whom they believe will be in our overall best interest to have fill any available vacancy or vacancies. The Governance and Nominating Committee operates under a written charter adopted by the Board of Directors attached hereto as Appendix B. Stockholders who wish to propose qualified director candidates for consideration by the Governance and Nominating Committee may do so by sending the candidate's name, biographical data and qualifications in writing to:
Governance and Nominating Committee Administrator, Media Services Group, Inc., 333 Seventh Avenue, New York, New York 10001. The Governance and Nominating Committee is comprised of two non-employee directors, Messrs. Gerlach and Jones. The Governance and Nominating Committee held two meeting during fiscal 2003.

For fiscal 2003, the members of the M&A Committee were Messrs. Gerlach and Mr. Barbera. The M&A Committee reviews proposals and agreements in connection with the merger and acquisitions of businesses or material assets and makes recommendations to the full board. The M&A Committee did not hold any meetings during fiscal 2003.


EXECUTIVE OFFICERS

Information regarding the identity and compensation of Executive Directors of the Company may be found in the Form 10-K/A included with this proxy and incorporated herein by reference.

Additional information regarding Directors and Executive Officers of the Company, including but not limited to (1) their respective beneficial ownership of the Company and (2) the resignation of Cindy Hill, the Company's former Chief Accounting Officer, during fiscal year ended June 30, 2003 may be found in the Form 10-K/A included with this proxy and incorporated herein by reference. Information regarding Directors and Executive Officers of the Company as of the fiscal year ended June 30, 2002 may be found on Form 10-K/A for the Fiscal Year ended June 30, 2002 ("2002 Form 10-K/A") included with this proxy.



COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Decisions regarding compensation of our executive officers are made by the Compensation Committee. In making decision on compensation, the Compensation Committee solicits and receives the recommendations of the Chief Executive Officer.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

    The Compensation Committee desires to set compensation at levels through arrangements that will attract and retain managerial talent desired by us, reward employees for past contributions and motivate managerial efforts consistent with corporate growth, strategic progress and the creation of stockholder value. The Compensation Committee believes that a mix of salary, incentive bonus and stock options will achieve those objectives.

RELATIONSHIP OF PERFORMANCE TO EXECUTIVE COMPENSATION

     The base salaries of Mr. Barbera and Ms. Hill were set by terms of their employment agreements which were negotiated to attract and retain them. The Compensation Committee believes these salaries are competitive and represent a fair estimate of the value of the services rendered by Mr. Barbera and Ms. Hill. Such agreements also governed the option grants to such persons in fiscal year June 30, 2003.


                                          Respectively submitted,
                                          COMPENSATION COMMITTEE
                                          John T. Gerlach

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2003


REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed of the two non-employee directors named below, each of whom has been determined to be an `independent director' as that term is defined in the listing standard of the Nasdaq Stock Market. Further, the Company's Board of Directors has determined that Mr. Gerlach and Mr. Jones are both 'audit committee financial expert' (as defined by SEC rules and regulations).

The Audit Committee operates under a written charter adopted by the Board of Directors attached hereto as Appendix A. The Audit Committee's primary function is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: (1) serve as independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, and the Board of Directors.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2003 with the Company's management. The Audit Committee has discussed with Amper, Politziner & Mattia, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

    The Audit Committee has also received the written disclosures and the letter from Amper, Politziner & Mattia with respect to the fiscal year ended June 30, 2003 required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Amper, Politziner & Mattia with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the SEC. The aggregate fees billed by the Company's independent auditor for the year ended June 30, 2003 were $150,000. Of these fees, $125,000 was related to audit services and $25,000 was related to tax return preparation and filing services. The Audit Committee believes that the services performed by its independent auditor were compatible with maintaining its auditor's independence.


                                          Respectively submitted,
                                          AUDIT COMMITTEE
                                          John T. Gerlach, Chairman
                                          Seymour Jones

                              INDEPENDENT AUDITORS

    During the fiscal year ended June 30, 2003, the Company made a change in independent auditors. Amper, Politziner & Mattia are the Company's independent auditors who reported on the financial statements of the Company for the fiscal year ended June 30, 2003. PricewaterhouseCoopers LLP were formerly the Company's independent auditors who reported on the financial statements of the Company for the fiscal years ended June 30, 2002, 2001 and 2000. It is currently anticipated that Amper, Politziner & Mattia will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending June 30, 2004.

STOCK PERFORMANCE GRAPH

    The graph below compares our cumulative total return, the Russell 2000 index and the Nasdaq Non-Financial index from June 30, 1998, through June 30, 2003. Total return is based on an assumed investment of $100 on June 30, 1998.


EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS

         MEDIA SERVICES GROUP, INC.   RUSSELL 2000   NASDAQ NON-FINANCIAL

6/98                            100            100                    100
6/99                            761            100                    142
6/00                            129            113                    209
6/01                             24            112                    114
6/02                              2            100                     77
6/03                              1             97                     86


                             6/98     6/99     6/00     6/01     6/02     6/03
                             ----     ----     ----     ----     ----     ----

MSGI...................       100      761      129       24        2        1
RUSSELL 2000...........       100      100      113      112      100       97
NASDAQ NON-FINANCIAL...       100      142      209      114       77       86



                  OTHER MATTERS ARISING AT THE ANNUAL MEETING

    The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.

         STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATION OF DIRECTORS

    A stockholder of the Company who wishes to present a proposal for action at the Company's 2004 Annual Meeting of Stockholders must submit such proposal to the Company, and such proposal must be received by the Company, no later than July 31, 2004 in order to be considered as a proposal. Pursuant to our bylaws, any record stockholder who desires to submit a proposal for approval of our stockholders must deliver written notice to our Secretary no later than the close of business 60 days in advance of such meeting.

    Nominations for director, other than those made by our directors, must be contained in a written notice and be delivered to the Secretary of the Company not less than 60 days prior to any meeting at which the stockholders shall vote for nominees for directors. Such notice must include information about the nominee as required by our bylaws, information required under the rules of the Securities and Exchange Commission pertaining to a proxy statement, and the consent of each such nominee to serve as director, if elected. Nominations not made according to the foregoing procedures will be disregarded.

                        COST OF SOLICITATION OF PROXIES

    The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

Information regarding certain relationships and other transactions may be found in the Form 10-K/A included with this proxy and incorporated herein by reference. Information regarding certain relationships and other transactions as of June 30, 2002 may be found in the 2002 Form 10-K/A included with this proxy.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "Commission") and the NASDAQ National and Small Cap Market. Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 for the fiscal year ended June 30, 2003, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended June 30, 2003.

NO INCORPORATION BY REFERENCE

In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the "Audit Committee Report" and the "Compensation Committee Report" specifically are not incorporated by reference into any other filings with the SEC.

This proxy statement is sent to you as part of the proxy materials for the 2003 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of the Company's common stock.


                         ANNUAL REPORT TO STOCKHOLDERS

    The annual reports 10-K and 10-K/A concerning the operations of the Company for the fiscal years ended June 30, 2002 and 2003, including financial statements for such years, accompany this proxy statement. Such reports are not to be treated as part of these proxy soliciting materials.

                                          By Order of the Board of Directors

                                          /s/Alan I. Annex
                                          ----------------
                                          Alan I. Annex
                                          Secretary

New York, New York
January 20, 2004

                                                                      Appendix 1

                         MEDIA SERVICES GROUP, INC.

                                     PROXY

                ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 25, 2004

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDIA SERVICES GROUP, INC., FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                               FEBRUARY 25, 2004.

   The Board of Directors recommends a vote "FOR" the following proposals:

1. Election of Class II directors:

   Seymour Jones

   INSTRUCTION: To withhold authority to vote for any nominee(s), write that nominee's name in the space provided:

   [ ] FOR the nominee       [ ] WITHHOLD for the nominee

Election of Class III directors:

   J. Jeremy Barbera

   INSTRUCTION: To withhold authority to vote for any nominee(s), write that nominee's name in the space provided:

   [ ] FOR the nominee       [ ] WITHHOLD for the nominee



   Votes MUST be indicated by placing an "X" in one of the above boxes using black or blue ink.

                                                              (See reverse side)


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The undersigned hereby appoints J. Jeremy Barbera and Alan I. Annex, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in MEDIA SERVICES GROUP, INC. at the Annual Meeting of Stockholders to be held on February 25, 2004, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO THE PROPOSALS OR ANY OTHER MATTERS TO
BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION (I.E., FOR THE PROPOSALS) AND ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE
MEETING.

                                                     Please date and sign
                                                     exactly as your name or
                                                     names appear on this proxy
                                                     card. If the shares are
                                                     held jointly, each
                                                     Stockholder should sign. If
                                                     signing as an executor,
                                                     trustee, administrator,
                                                     custodian, guardian,
                                                     corporate officer, or
                                                     pursuant to a power of
                                                     attorney, please so
                                                     indicate below.

                                                     Dated:  ...................

                                                     By:  ......................

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.




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Appendix A--Audit Committee Charter

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MEDIA SERVICES GROUP, INC.

I.    PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Media Services Group, Inc. (the "Company") in fulfilling its oversight responsibilities with respect to: the financial reports and other financial information provided by the Company to its stockholders and others; the Company's financial policies and procedures and disclosure controls and procedures; the Company's system of internal controls; and the Company's auditing, accounting and financial reporting processes. The Committee shall also review and approve related-party transactions (as defined by applicable law, including SEC and Nasdaq rules). The Committee further aids the Board in its oversight of the Company's tax, legal, regulatory and ethical compliance.

In carrying out this function, the Committee shall serve as an independent and objective party to oversee the Company's financial reporting process and internal control system; review and evaluate the qualifications and independence of the Company's independent accountants; approve all audit and permissible non-audit services provided by the Company's independent accountants; review and evaluate the audit efforts of the Company's independent accountants; and provide open communication among the independent accountants, financial and senior management, legal counsel and the Board.

The Committee will fulfill its oversight role primarily by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

The Committee shall be comprised of three or more directors, as determined by the Board and as elected by the Board, each of whom shall be independent as determined in accordance with applicable law (including SEC and Nasdaq rules). All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, or meet such other standard required by applicable law (including SEC and Nasdaq rules). At least one member of the Committee shall be a "financial expert" as defined by SEC rules. The Committee Chair must have accounting or financial expertise.

III.    MEETINGS

The Committee shall meet regularly, but at least quarterly (or more frequently as appropriate). The quarterly meetings shall include separate executive sessions, with management and the independent accountants. The Committee shall report on a regular basis its activities to the Board and shall make such recommendations to the Board as it deems appropriate.

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IV.    RESPONSIBILITIES AND DUTIES

The Committee's role is one of oversight. Company management is responsible for maintaining the Company's books of account and preparing periodic financial statements based thereon, and the independent accountants are responsible for auditing the Company's annual financial statements.

The Committee shall prepare any report from the Committee that SEC rules require be included in the Company's periodic reports. The Committee shall review and approve all related-party transactions for which audit committee approval is required by applicable law (including SEC and Nasdaq rules). The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Each such firm shall report directly to the Committee.

To fulfill its responsibilities, the Committee will:

Documents/Reports Review

Review with senior financial management and the independent accountants prior to filing the Company's interim financial information, earnings press release and the financial information contained in the Company's quarterly reports on Form 10-Q, including: (i) the selection, application and disclosure of the critical accounting policies and practices used; and (ii) any management certifications related thereto. The Chair may represent the Committee for purposes of this review.
Review the Company's annual financial statements and any other reports or financial information deemed appropriate by the Committee, including: (i) the selection, application and disclosure of the critical accounting policies and practices used; (ii) any management certifications related thereto; and (iii) any certification, report, opinion or review rendered by the independent accountants. Prepare a report to be included in the Company's proxy statement for each annual meeting that discloses whether the Committee has reviewed and discussed the audited financial statements with management; has discussed Statement on Auditing Standards No. 61 ("SAS 61") (Communication with Audit Committees) and Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with the independent accountants; and has recommended to the Board that the consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year.
Review any reports submitted by the independent accountants, including a report, if prepared, relating to: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences. At least annually, obtain and review a report by the independent accountants describing:
(i) the independent accountants' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accounting firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent accountants and the Company (to assess the independent accountants' independence).
Review this Charter at least annually; recommend to the Board appropriate changes to the Charter; and assure that the Charter is included as an appendix to the annual stockholders' meeting proxy statement at least every three years, or promptly after any significant amendment to the Charter.

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

Control Processes

Review with management and the independent accountants at the completion of the annual audit of the Company's consolidated financial statements and prior to filing of the Annual Report on Form 10-K: The independent accountants' audit of the financial statements and their report thereon; Any significant changes required in the independent accountants' audit plan; Any difficulties or disputes with management encountered during the course of the audit; and Any significant changes required in the independent accountants' audit plan; Any difficulties or disputes with management encountered during the course of the audit; and Any additional matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards, including the independent accountants' judgment about such matters as the quality (not just the acceptability), of the Company's accounting practices, as well as other items set forth in SAS 61. Review with management and the independent accountants on a continuing basis the adequacy and integrity of the Company's system of auditing and accounting procedures; the Company's financial reporting processes, both internal and external; the Company's system of internal controls; the Company's disclosure controls and procedures; and the disclosure regarding internal controls and disclosure controls and procedures required by SEC rules to be contained in the Company's periodic reports and the attestations or reports relating to such disclosure. Review with the independent accountants and management the appropriateness of accounting principles followed by the Company, as well as changes in accounting principles and their impact on the financial statements.

Independent Accountants

The Committee is directly responsible for the appointment, compensation, oversight, evaluation and, where appropriate, replacement of the registered public accounting firm that serves as the Company's independent accountants. The Committee shall have the sole authority to engage and remove the independent accountants and to approve all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent accountants. The independent accountants shall report directly to the Committee.

The Committee will:

Pre-approve in accordance with applicable law (including SEC and Nasdaq rules) all audit and permissible non-audit services provided to the Company by the independent accountants. The Committee may delegate this responsibility to one or more members of the Committee.
Obtain annually from the firm of independent accountants a formal written statement delineating all of its relationships with the Company, including all non-audit services and associated fees. Review and discuss with the independent accountants any disclosed relationships or services that might impact the accountants' objectivity or independence.
Take appropriate action, if any, to ensure the independence of the independent accountants.
Conduct other reviews, as appropriate, to assist in the Committee's oversight of the performance of the independent accountants, including, for example, reviewing the proposed audit plan each year, reviewing the proposed work plans of the independent accountants and reviewing comments from prior periods.
Review any reports submitted to the Committee by the independent accountants.

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

Internal Audit

Review with management: the annual audit plan and any changes thereto and significant findings during the year and management's responses thereto.


Legal and Ethical Compliance

Oversee and review periodically with management, legal counsel and other experts, as appropriate, the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and with the Company's ethical standards, and the results of these compliance efforts.
Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct, as required by the policies of the Company. Review periodically with management, legal counsel and other experts, as appropriate, any legal and regulatory matters that may have a material impact on the financial statements.


Other Responsibilities

Oversee and review periodically with management the Company's policies relating to finance, capital expenditures, investment, risk management, asset management, information management, and the security of its intellectual and physical assets. Review with management other finance, tax, legal and/or administrative issues that the Committee or the Board deems necessary or appropriate.
Make reports and recommendations to the Board of Directors on matters within the scope of its functions. Review and approve, where appropriate, all related-party transactions. Engage independent counsel and other advisors, as it deems necessary or appropriate to carry out its duties, with funding provided by the Company.
In addition to the activities described above, the Committee will perform such other functions as necessary or appropriate under law, the Company's charter and/or Bylaws, and the resolutions and other directives of the Board.



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Appendix B - Governance and Nominating Committee Charter

CHARTER OF THE GOVERNANCE AND NOMINATING COMMITTEE OF
MEDIA SERVICES GROUP, INC.

Role

The Governance and Nominating Committee's role is to determine the slate of director nominees for election to the Company's Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review, evaluate and recommend changes to the Company's Corporate Governance Guidelines.

Membership

The membership of the Committee consists of at least two directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member's independence. The Board appoints the chairperson.

Operations

The Committee meets at least twice a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Governance and Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Nevada.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities

The principal responsibilities and functions of the Governance and Nominating Committee are as follows:

Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Media Services Group shareholders.

Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

Assist in identifying, interviewing and recruiting candidates for the Board.

Annually review the composition of each committee and present recommendations for committee memberships to the Board as needed.

Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

Regularly review and make recommendations about changes to the charter of the Governance and Nominating Committee.

Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

In addition, the Chair of the Committee will be responsible for leading the Board's annual review of the chief executive officer's performance.














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